Net Income per Share	12 Months Ended
Dec. 31, 2013
Net Income per Share [Abstract]
Net Income per Share

17.  Net Income per Share

The following is a reconciliation of the calculation of basic and diluted net income per share for the past two years:

	For the years ended December 31,
(In thousands, except per share amounts)	2013	2012
Net income	$5,115	$4,244
Less: Preferred stock dividends and discount accretion	988	1,602
Income available to common shareholders	$4,127	$2,642
Weighted average common shares outstanding - Basic	7,547	7,477
Plus: Potential dilutive common stock equivalents	263	317
Weighted average common shares outstanding - Diluted	7,810	7,794
Net income per common share - Basic	$0.55	$0.35
Net income per common share - Diluted	0.53	0.34
Stock options and common stock excluded from the income per share calculation as their effect would have been anti-dilutive	377	506

The "potential dilutive common stock equivalents" shown in the table above includes the impact of the warrant to purchase 764,778 shares of common stock issued to the U.S. Department of Treasury under the Capital Purchase Program in December 2008, utilizing the Treasury stock method.  The warrant was repurchased on August 28, 2013 for a price of $2.7 million utilizing the Treasury Stock Method for the period outstanding.